                                                                    EXHIBIT 10.6

                         STANDARD INDUSTRIAL LEASE-NET
                         -----------------------------
                                 Lease Summary
                                 -------------

The following information affects the terms of the Basic Lease.

I.   LANDLORD: King & Lyons, a California Partnership
               ----------------------------------------------------------------

II.  TENANT:   Interlink Computer Sciences, Inc., a California Corporation
               ----------------------------------------------------------------

III. PREMISES: A 23,000 square foot portion of Building 2B of Spinnaker One
               ----------------------------------------------------------------
     specifically designated as 47366-82 Fremont Boulevard, Fremont, CA.
- -------------------------------------------------------------------------------

IV.  TERM:

     Lease Term:           Sixty                   (    60    )  months.
                ----------------------------------  ----------

     Lease Commencement [check one]:

      X   Subject to completion of improvements. Landlord's current estimate
     ---- of the substantial completion date is February 1, 1987.
                                                ----------    --
          Commencement Date:                              , 19  .
                            ------------------------------    --
     ---- [Landlord initials:     ]  [Tenant initials:     ]
                              -----                    -----
V.   CHARGES:

     Base Monthly Rent:          See Addendum                ($          ).
                       ----------------------------------      ----------
                          Fifteen Thousand Five Hundred
     Security Deposit:    Seventy Dollars                     ($15,570.00).
                       ----------------------------------      ----------
                                     Seventy-Six and
     Percentage Share of Expenses:   Seven Tenths      percent (    76.7%).
                                  ---------------------         ---------

     Estimated Monthly Expenses:  Two Thousand Three Hundred Dollars ($2,300.00)
                                ------------------------------------  ---------

     Rental Adjustment Period or Date(s):  See Addendum
                                         ---------------------------------------

- -------------------------------------------------------------------------------.

VI. ATTACHMENTS: The following Exhibits are attached to and a part of this Lease, for the purposes stated in the Basic Lease:
     Addendum, Exhibits A, B and C
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
VII. EXECUTION: The undersigned Landlord and Tenant agree to the provisions of this lease, including the attached Basic Lease and the Exhibits identified above.


         LANDLORD                               TENANT
         --------                               ------

KING & LYONS                               INTERLINK COMPUTER SCIENCES, INC.
- -------------------------------           ------------------------------------

By: /s/ Landlord                          By: /s/ Lambert Onuma
- -------------------------------           ------------------------------------
                                                   Lambert Onuma

Its: Partner                               Its:  President
- -------------------------------           ------------------------------------
Address: 46721 Fremont Blvd.               Address:
        -----------------------                     --------------------------
         Fremont, CA  94538
- -------------------------------           ------------------------------------

- -------------------------------           ------------------------------------

- -------------------------------           ------------------------------------

                         Dated As Of:     Dec. 8, 1986
                                      ----------    --

                                  Basic Lease
                                  -----------

  1. Parties. This Lease is entered into by and between the parties identified
     -------
in the Lease Summary as Landlord and Tenant.
  2. Premises. Landlord leases to Tenant, and Tenant hires from Landlord, all or
     --------
a portion (the "Premises") of a building (the "Building"), as identified in the Lease Summary. The Premises encompass all space bounded by the inside surface of the exterior walls and roof, the outside surface of all windows and exterior doors, the centerline of any partition walls, and the upper surface of the floor slab. A floor or plot plan depicting the building containing the Premises may be attached hereto as an Exhibit, with the Premises outlined in some suitable manner, solely for the purpose of designating the location of the Premises.
  3. Term. This Lease shall begin on the commencement date and continue for the
     ----
term stated in the Lease Summary, in accordance with the following:
     3.1. Commencement. The commencement date shall be the Commencement Date
          ------------
stated in the Lease Summary or, if no Commencement Date is stated, the earlier of (i) the date of substantial completion of the improvements to be constructed by Landlord on the Premises, according to any description of Landlord work set forth on an Exhibit or Addendum to this Lease, or (ii) the date on which Tenant first uses a portion of the Premises in its business. "Substantial completion" shall have occurred on the first date on which (i) the governmental authority having jurisdiction has authorized occupancy of the Premises, (ii) electric power is available at the Premises, and (iii) the architect, engineer, or other person supervising construction of the improvements certifies that they are substantially complete and ready for occupancy, subject only to "punch-list" defects that do not materially diminish the usefulness of the Premises. Landlord shall advise Tenant, from time to time and in good faith, of the estimated completion date. Upon ascertaining the commencement date, the parties shall insert that date in the Lease Summary, as the "Commencement Date," and initial the insertion. If the commencement date is other than the first day of a calendar month, then the lease term shall extend for the number of months stated in the Lease Summary, beginning with the first day of the month following the commencement date.
     3.2. Postponement. If, for any reason, Landlord is unable to deliver
          ------------
possession of the Premises to Tenant on a Commencement Date stated in the Lease Summary, the commencement of the lease term will be postponed, without liability to either party or affecting the validity of this Lease, and the term shall begin on such date as Landlord is able to deliver possession. However, if Landlord is unable to deliver possession then this Lease shall thereupon terminate without liability to either party.
  4. Rental. As rental for the Premises, Tenant shall pay to Landlord, when due
     ------
and in lawful money of the United States, all sums required to be paid by Tenant under this Lease, without deduction or offset, and shall promptly discharge all other monetary obligations of the Tenant hereunder. Any payment not received by Landlord when due shall thereafter bear interest, at the rate stated in paragraph 17.1, until received, provided that Landlord will waive interest on any monthly rental payment received not later than the fifth day of that month (or the first business day following the fifth if the fifth falls on a weekend or holiday). All such sums shall be paid to Landlord at Menlo Park, California, or such other place in California as Landlord may designate.
     4.1. Base Monthly Rent. The base monthly rent shall be the amount stated in
          -----------------
the Lease Summary, payable in monthly installments in advance, on the first day of each calendar month during the lease term. If the commencement date is a day other than the first day of a calendar month, then the rent for that partial month shall be a fraction of the base monthly rent, based on the number of days in that partial month, including the commencement date, in proportion to the total number of days in the month; such rent shall be payable on the first day of the following month. Rent for the first calendar month of the term is payable upon execution of this Lease.
  5. Security. As security for the performance of its obligations under this
     --------
Lease, Tenant gives Landlord the security described in this paragraph.
     5.1. Deposit. Tenant shall deposit with Landlord, upon execution of this
          -------
Lease, the sum stated in the Lease Summary as the security deposit, which Landlord shall retain the sum stated in the Lease Summary as the security deposit, which Landlord shall retain as a debtor and not as a trustee. Tenant acknowledges that the use value of the security deposit has been considered in determining the appropriate monthly rent for the Premises, and Tenant shall be entitled to no credit or compensation, by way of interest or otherwise, for Landlord's possession of the security deposit, which may be commingled with Landlord's own funds. If Tenant defaults in the performance of any of its obligations hereunder, Landlord may apply any portion of the deposit as necessary to cure the default or to compensate Landlord for its damages from the default, and Tenant shall, within Ten days after

Landlord's demand therefor, deposit with Landlord the sum that is necessary to restore the deposit to the full original amount. Upon termination of this Lease, and after Tenant has vacated the Premises, the amount of such deposit remaining, after curing Tenant's defaults and compensating Landlord for damages caused by Tenant, shall be returned to Tenant at its last address known to Landlord.
  6. Use. parking spaces immediately surrounding and servicing the subject
     ---
building.
     6.1. Premises. The Premises shall be used only for general industrial,
          --------
warehousing, and office purposes. Notwithstanding these permitted uses, Tenant will engage in no activity on the Premises that would, in the judgment of any insurer of the Premises, increase the premium on any of Landlord's insurance over the amount otherwise charged therefor or cause such insurance to be cancelled. In its use of the Premises, Tenant will comply with all applicable laws, governmental regulations, and tract restrictions. Tenant will commit no nuisance or waste on the Premises and will not cause any unreasonable odors, noise, vibration, electronic emissions, or any other item to emanate from the Premises so as to damage Landlord's property or interfere with any other person.
     6.2. Exterior. No portion of the area outside of the Building is leased to
          --------
Tenant. However, Tenant may utilize truck access and turning areas in a reasonable manner, and Tenant may utilize designated parking areas, in common with Landlord's other tenants, for daily parking of passenger vehicles.* No rubbish containers or other materials may be stored outside of the Premises. **Tenant may not erect or maintain any sign or other marking on, or visible from, the exterior of the Premises without Landlord's prior written consent; such consent will not be unreasonably withheld for any sign that conforms to sign standards described on an Exhibit to this Lease. Tenant shall have no right of access to the Building roof, and Tenant shall make no penetrations in the roof without Landlord's prior written consent. **unless screened and approved by Landlord.
     6.3. Waste Materials. Tenant shall not discharge commercial or industrial
          ---------------
wastes into the sewer system serving the Premises. All such wastes shall be disposed of only in sanitary containers that are regularly collected by a properly licensed waste disposal firm. If Tenant causes any waste materials to contaminate the Premises or any other property, Tenant shall indemnify Landlord and hold it harmless from all claims, demands, liabilities, and expenses, including attorneys' fees, arising out of such contamination.
  7. Maintenance and Repair.
     ----------------------
     7.1 Original Condition. If the Premises are complete and vacant when this
         ------------------
Lease is signed, Tenant acknowledges that the Premises are now in good condition and are not in need of repair. If this Lease is executed while the Premises are occupied by another tenant or before the Landlord has completed improvements the Premises that are required by this Lease, then the Premises shall be deemed to be in good condition and not in need of repair as of the commencement date of the lease term, excepting only defects that could not be ascertained by reasonable inspection, within thirty days the Tenant's negligent use of the Premises.
     7.2  Landlord's Obligations. Landlord shall maintain, at its expense, the
          ----------------------
structural soundness of the Building foundation, walls, floors, and roof. ***Subject to Tenant's obligation to pay a percentage share of the cost in accordance with paragraph 8, Landlord shall maintain the exterior of the Building and the landscaping, sidewalks, and parking areas (the "Common Area") serving the Building. ***except for structural maintainance required and due to Tenant's negligent use of the premises.
    7.3  Tenant's Obligations.  Throughout the lease term, Tenant shall
         --------------------
maintain the Premises, all improvements on the Premises, and all equipment and systems that service the Premises in good condition and repair. The items to be repaired by Tenant include, for example and not as a limitation: plumbing, heating, air conditioning, ventilating, and electrical equipment; walls, floor slab surface and coverings, ceilings, doors, and glass. Tenant will cause all heating, ventilating, air conditioning, and electrical equipment to be maintained in accordance with the manufacturers' recommendations and specifications, and Tenant will place such equipment under service contract as required for proper preventative maintenance. At the end of the lease term, Tenant shall surrender the Premises to Landlord broom clean, in the same condition as they existed at the commencement of this Lease, together with such changes as are permitted to remain pursuant to this Lease, excepting only such ordinary wear as could not have been avoided by routine maintenance.**** If Tenant fails to perform proper maintenance or repair, including preventative maintenance where appropriate, Landlord may, after reasonable notice to Tenant (or without notice for emergency repairs), cause the same to be performed, and the cost thereof will promptly be paid by Tenant upon receipt of a statement from Landlord setting forth the amount due.
  8. Costs. Tenant shall pay all utility and maintenance costs, property taxes,
     -----
and insurance premiums associated with the Premises, as described below. ****This obligation shall not include unrepaired damage that Landlord may be obligated to repair under Paragraph 10 of this Lease.

     8.1.  Utility and Maintenance Costs. Tenant shall pay for all costs of
           -----------------------------
utility services to the Premises, including fire sprinkler monitoring; if utilities are not separately metered to the Premises, Tenant shall pay for its percentage share. Tenant shall pay its percentage share of all costs incurred by Landlord for the maintenance and repair of the building exterior and Common Area during the lease term, including but not limited to painting, parking lot surfacing, and roof maintenance (excluding, in the case of roof maintenance, expenditures for capital items).
     8.2.  Property Taxes.  Tenant shall pay its percentage share of all taxes,
           --------------
general and special assessments, and other charges imposed by any taxing authority and levied against the property containing the Premises or against Landlord by virtue of its ownership thereof or collection of rental income therefrom (excepting only estate taxes, inheritance taxes, and income taxes that are payable on nonrental as well as rental income). "Taxing authority" includes all entities having taxing or assessment authority by law or by virtue of any recorded instrument binding on the owner of the Premises.
     8.3. Insurance. Tenant shall pay its percentage share of all premiums for
          ---------
such insurance, as shall be carried by Landlord to insure: the Building, to its full, against all perils included in the classifications of fire, extended coverage, vandalism, malicious mischief, special extended perils, and all-risk sprinkler leakage; against loss of Building rents, property taxes, and insurance costs for a period of not more than six months; against personal injury and property damage liability to the extent such insurance is not provided by Tenant under this Lease; against such other hazards as are then normally insured against by owners of commercial buildings of the sort containing the Premises. *replacement cost value excluding the cost of excavations, foundations and footings
     8.4.  Percentage Share.  Tenant's percentage share of the costs described
           ----------------
above shall be the percentage stated in the Lease Summary, or, if no percentage is there stated, shall be determined by the square footage of the Premises divided by the square footage of the Building. However, if Tenant utilizers more than its proportionate share of the Common Area, for parking or other purposes, or more than a normal amount of any utility service, then Landlord may equitably increase Tenant's percentage share of costs associated with those items to account for such additional usage. Tenant's percentage share of property taxes may also be equitably adjusted by Landlord to take a account of any disproportionate tax burden imposed by special improvements or valuations relating to other portions of the Building or to other buildings on the tax parcel, which adjustment may raise or lower Tenant's percentage share; valuation data contained on the tax assessor's worksheets, if available, shall conclusively determine the manner in which any equitable adjustment is to be made. **Tenant shall have the right to review the tax assessor's worksheets as a method of auditing Landlord's allocations of property taxes to be paid by Tenant.
     8.5.  Payment.  At Landlord's election, Tenant shall pay its percentage
           -------
share of such costs to Landlord either (i) when incurred, on the basis on Landlord's periodic billings, or (ii) monthly in advance, on the first day of each calendar month, and the monthly amount shall be determined by Landlord's then-current estimate of the average monthly billing date. Landlord's initial estimate of the average monthly cost may be stated in the Lease Summary. Periodically, but not less frequently than annually, Landlord will provide Tenant with an accounting of all such costs for the preceding period, and an appropriate sum will be credited or debited against Tenant's next monthly rental payment so as to equalize Tenant's actual payments and Tenant's actual share of costs for the period. Landlord may revise its monthly cost estimate, and provide Tenant with an accounting for the previous period, at any time during the lease term. If the lease term includes only a portion of a taxing or insured period, then Tenant shall pay a pro rata portion of the total property taxes or insurance premiums, based upon the number of days in the lease term that are included in the taxing or insured period; however, Tenant shall pay the entire amount of any property tax, for the tax year in which this Lease terminates (or for the succeeding tax year if this Lease terminates after the lien date for that tax year), levied on or attributable to improvements or property that is to be removed from the Premises by Tenant prior to or at the end of the lease term. If the Lease terminates before the property taxes for the then-current fiscal year are known, the amount of the tax shall be reasonably estimated on the basis of the best available information on current assessments and tax rates or, if no such information is available, shall be projected at the same rate as was imposed for the last previous taxing period, plus 2%.
  9.  Alterations.
      -----------
      9.1.  Tenant Work. Tenant shall make no alteration, addition, or utility
            -----------
installation ("Changes") on or to the Premises without Landlord's prior written consent. In making approved Changes, Tenant shall comply with all applicable building code requirements. Unless Landlord has specifically waived this provision in writing prior to the installation of Changes, such Changes (i) shall be removed from the Premises, and all damage resulting from such removal repaired by Tenant, prior to the end of the lease term, or (ii) shall remain on the Premises at the end of the lease term and become the property of Landlord, at Landlord's election. If Landlord does not notify Tenant, at least three months prior to the end of the lease term, of its election to have Changes remain on the Premises, then Landlord shall thereby have elected to require Tenant to remove such Changes. In making all Changes, Tenant shall hold Landlord harmless from mechanics' liens and all other liability resulting therefrom.
     9.2. Landlord Work and Entry.  Upon execution of this Lease, or at such
          -----------------------
later time as is feasible and consistent with the terms hereof, Landlord shall commence construction of any improvements depicted or described as Landlord work on an Exhibit or Addendum to this Lease. Construction of such improvements shall be pursued to completion with reasonable diligence, subject to delays for reasons beyond Landlord's reasonable control ("Unexpected Events"). Unexpected Events include, for example, labor difficulties, inclement weather, rationing or other governmental controls, and shortages of materials or services. All such improvements shall become part of the Premises and remain thereon at the termination of the Lease. Landlord may enter the Premises at any time for inspection purposes, and may enter during normal business hours to show the Premises to prospective tenants in the last 180 days of the lease term.* *Provided such entry is consistent with Tenant's security procedures and such persons are accompanied by employers of Tenant.
  10. Damage. If any structural portion of the Premises that Landlord is
      ------
obligated to maintain is damaged or destroyed by any cause, if such damage is insured against, and if the insurance proceeds are available for rebuilding, then this Lease will not terminate and Landlord will cause such damage to be repaired with reasonable diligence, subject to delays in the disbursement of insurance proceeds and Unexpected Events. Landlord's obligation in this regard shall be enforceable by Tenant only if such damage interferes with Tenant's reasonable occupancy of the Premises. Tenant's rent will abate to the extent that the damage and repair period interfere with Tenant's use of the Premises.** If Landlord elects to repair, rent will abate in the manner described above; other than the obligation to repair stated above, Landlord shall have no liability to Tenant on account of the damage. **See Paragraph 29.0 of Addendum.
  11. Condemnation. If there is a taking by eminent domain or a transfer under
      ------------
threat thereof of (i) the entire Premises, or (ii) so much of the Premises, for the balance of the lease term, as prevents the continued reasonable conduct of Tenant's business thereon, then this Lease shall terminate as of the date that possession of the condemned premises is delivered to the condemnor. No other such taking or transfer shall terminate this Lease. All condemnation proceeds shall be the property of Landlord, excepting only such portion thereof as is designated by the condemnor as compensation for Tenant's moving expenses, loss of Tenant's goodwill, or for Tenant's trade fixtures and improvements to the Premises actually owned by Tenant.
  12. Liability.
      ---------
     12.1. Insurance. Tenant shall, at its expense, maintain in force during the
           ---------
lease term a combined single limit policy of bodily injury and property damage insurance, having a liability limit of not less than One Million Dollars ($1,000,000), with contractual liability endorsement, insuring Landlord and Tenant against all liability arising out of the ownership, use, occupancy, or maintenance of the Premises and appurtenant areas. Such insurance shall be endorsed as primary and non-contributing, as to any policy carried by Landlord. Tenant will deliver to Landlord a certificate evidencing such insurance and providing that the insurance will not be cancelled except on at least 30 days notice to Landlord.
     12.2. Indemnity. Tenant shall indemnify Landlord and hold it harmless from
           ---------
all claims, demands, liabilities, and expenses, including attorney's fees, arising out of Tenant's use of the Premises or from any acts permitted by Tenant on the Premises, excluding claims or actions based upon Landlord's active negligence or willful misconduct. Notwithstanding the foregoing, Landlord may not obtain any personal or deficiency judgement against tenant or any of Tenant's officers, directors, employees or agents.
     12.3. Waiver of Liability (No Subrogation). To the extent allowable by the
           ------------------------------------
applicable insurance policy without reduction of coverage, Landlord and Tenant hereby waive all rights of recovery against the other for loss or damage that is compensable by insurance then in force or required by this Agreement.
  13. Transfer.
      --------
     13.1. Transfer by Tenant. Tenant shall not assign, sublet, or otherwise
           ------------------
transfer, or permit a transfer of, all or any portion of its interest in this Lease, the Premises, or of a controlling interest in any Tenant entity, without Landlord's prior written consent, which shall not be unreasonably withheld. No such consent shall relieve Tenant of any liability under this Lease, nor shall it constitute consent to any further transfer. As a condition of such consent, the transferee must assume all of Tenant's liabilities hereunder.
     13.2. Transfer by Landlord. The liability of Landlord hereunder shall exist
           --------------------
only with respect to the period that Landlord is the owner of the Premises, but all of Landlord's obligations shall run with the land and be binding upon all subsequent owners thereof. Upon any transfer of Landlord's interest in the Premises, and notification thereof to Tenant, Landlord shall be relieved of all liability hereunder except such as may have to Tenant, Landlord shall be relieved of all liability hereunder except such as may have accrued prior to the transfer provided transferee agrees to assume Landlord's obligations under this Lease.
  14. Default.
      -------
     14.1. Events. The occurrence of any of the following events shall
           ------
constitute a material breach of this Lease and default by Tenant:
        14.1.1. Failure to pay rental within three days after Landlord's delivery to Tenant, in the manner described in Section 1162 of the California Code of Civil Procedure, or written notice of default;
        14.1.2. Failure by Tenant to perform any nonmonetary obligation under this Lease where such failure continues for more than thirty days or,*** if the failure cannot reasonably be cured within thirty days, for a period exceeding the time within which such failure could be cured with reasonable diligence; ***after receipt of written notice from Landlord
        14.1.3. A general assignment by Tenant for the benefit of creditors; the filing of a petition by or against Tenant, seeking adjudication or reorganization under the Bankruptcy Code; the appointment of a receiver to take possession of, or a levy by way of attachment or execution upon, substantially all of Tenant's assets at the Premises;
        14.1.4. Tenant falsely stating its financial condition to Landlord, either before or after the execution of this Lease.
     14.2 Remedies. After any breach or default by Tenant, Landlord shall have
          --------
all rights and remedies afforded by law, including but not limited to the following:

          14.2.1. If Tenant's right to possession is expressly terminated in writing by Landlord because of such breach, Landlord may recover from Tenant such damages as may be allowed under the laws of California, with interest at the rate specified in paragraph 17.1, including the worth at the time of the award of the amount by which the unpaid rent, for the balance of the term after the time of the award, exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided, as discounted to the then present value at a rate equal to one percent (1%) over the discount rate of the Federal Reserve Bank of San Francisco at the time of the award.

          14.2.2. Without terminating Tenant's right to possession, Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. For purposes of this provision, any reletting of the Premises for a term of less than the unexpired term of this Lease or any reletting of a portion of the Premises shall, at Landlord's option, be deemed to terminate the Tenant's right to possession only with respect to such portion of the unexpired term or such portion of the Premises as is the subject of such reletting.

          14.2.3. Landlord may cause a receiver to be appointed to take possession of the Premises and all of Tenant's property thereon to protect Landlord's interest therein.

     15.  Subordination.  At the option of the holder of any security interest
          -------------
encumbering the Premises, this Lease shall be either prior to, or subordinate to, the lien of such security interest, provided that subordination to a security interest created after execution of this Lease shall occur only if the security holder agrees* that Tenant's occupancy of the Premises will not be disturbed by such security holder, or its successor in interest, so long as Tenant is not in default in the performance of its obligations hereunder.
                                                   *in writing
     16.  Tenant Statements.
          -----------------
          16.1.  Offset.  At the request of any prospective purchaser or
                 ------
encumbrancer of the Premises, and for the benefit of such person, Tenant will, from time to time as required, within ten days after notice from Landlord, execute a written statement certifying that, to the best of Tenant's knowledge, (i) this Lease is then unmodified and is in effect, (ii) no rent other than that for the current month has been paid in advance, (iii) Landlord is not then in default in the performance of any of its obligations, or specifying the manner in which any of said matters is untrue. Tenant's failure to execute such written statement within the time required shall constitute an admission by Tenant, which may be relied upon by such person, that this Lease is then in effect without modification, that no advance rent has been paid, and that Landlord is not then in default.

          16.2.  Occupancy Certificate.  Upon accepting occupancy of the
                 ---------------------
Premises, Tenant will, if required by any mortgagee or prospective mortgagee of the Premises, complete, execute, and deliver to Landlord a certificate reflecting Tenant's acceptance of the Premises, in such reasonable form as may be required by the mortgagee.

     17.  General Provisions.
          ------------------

          17.1.  Monetary Payments.  Any monetary payment that is required by
                 -----------------
this Lease and is not made by Tenant when due shall thereafter bear interest at the maximum rate as permitted by law. No acceptance by Landlord of any monetary payment shall constitute a waiver by Landlord of any default by Tenant hereunder.

          17.2.  Quiet Enjoyment.  So long as Tenant is not in default
                 ---------------
hereunder, Landlord warrants to Tenant the quite possession of the Premises throughout the lease term, commencing upon Tenant's actual possession of the Premises, against all persons lawfully claiming possession thereof.

          17.3.  Construction.  The rent payable under this Lease has been
                 ------------
determined in light of all other provisions hereof. Both parties have had equal opportunity to review this Lease and eliminate any ambiguities contained herein, and this Lease shall be fairly interpreted in accordance with its reasonable meaning, neither for nor against either party, neither of which is to be considered as having drafted this Lease. Captions are for convenience only and do not define or limit the provisions of this Lease.

          17.4.  Notices.  Any written notice required to be given to a party
                 -------
hereunder will be effective upon the earlier of (i) the date that it is delivered in the manner required by applicable law, or (ii) three days after mailing, if mailed by first class, certified United States mail, posted in California, and addressed to the party at its address stated in the Lease Summary, or, if no address is there stated, to Tenant at the Premises and to Landlord at its then-current address for payment of rent.

          17.5.  Entire Agreement.  This Lease constitutes the entire agreement
                 ----------------
between the parties concerning the subject matter; neither party has made any representations or warranties to the other except as set forth herein.

          17.6.  Attorney's Fees.  In any suit commenced by Landlord or Tenant,
                 ---------------
the prevailing party shall be entitled to recover its attorney's fees from the other.

          17.7.  Time.  Time is of the essence in the performance of all
                 ----
obligations required by this Lease.

          17.8.  Addendum.  If an Addendum containing additional provisions is
                 --------
attached to this Lease, the provisions of that Addendum override the provisions of the Basic Lease to the extent they are inconsistent herewith.

          17.9.  Counsel.  If a party was represented by counsel in connection
                 -------
with the negotiation and execution of this Lease, that fact is indicated by the party's initials below.
Landlord's initials:                   Tenant's initials:
                     ----------                           ----------

                              END OF BASIC LEASE

                                   ADDENDUM
                                   --------

LANDLORD:  King & Lyons, a California Partnership

TENANT:    Interlink Computer Sciences, Inc., a California Corporation

PREMISES:  A 23,000 square foot portion of Building 2B of Spinnaker One specifically designated as 47366-82 Fremont Boulevard, Fremont, California.


     18.0  Rental Schedule:  The base monthly rental payable during the lease
           ---------------
term is as follows:

         Months                                 Rent
         ------                                -------

          1-5                                  $     0
          6-18                                  11,890
         19-60                                  15,570

The rent for month six (6) of the lease term shall be payable upon occupancy of the Premises by Tenant.

     19.0  Security:  In addition to the security required under Paragraph 5 of
           --------
the Lease Agreement, Tenant shall deposit with Landlord as "additional security" the amount of Forty Thousand Dollars ($40,000) in the form of cash or an equivalent acceptable to Landlord. Said additional security shall be deposited with Landlord on or before December 31, 1986. Should Tenant receive at least Two Million Dollars ($2,000,000) of equity funding prior to December 31, 1986, then this requirement for an additional security deposit shall be waived by Landlord. If Tenant receives at least Two Million Dollars ($2,000,000) of equity funding at any time during the lease term, the additional security will be released upon written notice of said funding.

     20.0  Landlord's Work:  Landlord's work shall consist of the construction
           ---------------
of tenant improvements generally as depicted on the attached Exhibit B constructed in accordance with Landlord's Tenant improvement standards. An allowance of $18.50 per square foot ($425,500) shall be provided by Landlord towards the cost of these tenant improvements. This allowance shall include the cost of architectural fees, and permits required by the City of Fremont. This allowance shall also include a $23,000 portion of the allowance for Landlord's Additional Work which covers the costs of constructing the computer room as depicted on Exhibit B and as further provided in paragraph 21.0 of this Addendum. Tenant shall have the right to audit all costs of Landlord's Work.

     Should the costs described above be greater than $18.50 per square foot (the allowance), Landlord hereby agrees to increase the allowance to a maximum of $20.00 per square foot provided that the base monthly rent payable during the term shall increase at the rate of 1.0 cent per square foot per month during months 1 through 18 of the lease term for each $1.00 per square foot of cost in excess of the allowance and 1.25 cents per square foot per month during months 19 through 60 of the lease term for each $1.00 per square foot of cost in excess of the allowance. Tenant shall not be responsible for the payment of additional rent for costs of Landlord's Work as described in this paragraph in excess of $20.00 per square foot. This maximum of $20.00 per square foot shall not apply to Landlord's additional work as provided in Paragraph 21.0 of this Lease, except for the $23,000 portion of this work allocated as Landlord's Work and subject to the provisions of this Paragraph 20.0.

Addendum
Page 2

     Should the above-described costs be less than the allowance, the base monthly rent shall decrease at the rate of .85 cents per square foot per month during months 1 through 18 of the lease term for each $1.00 per square foot of costs less than the allowance and 1.12 cents per square foot per month during months 19 through 60 of the lease term for each $1.00 per square foot of cost less than the allowance.

     21.0 Landlord's Additional Work:  The computer room as depicted on the
          --------------------------
attached Exhibit B shall be constructed by Landlord as additional work. An allowance of $4.50 per square foot ($103,500) shall be provided by Landlord towards the cost of the computer room. A portion of this allowance equal to $23,000 has been included in Landlord's Work under paragraph 20 of this Lease Agreement. The remaining portion of the allowance equal to $3.50 per square foot ($80,500) in cost shall be reimbursed to Landlord subject to the provisions of this paragraph 21. A $40,000 portion shall be reimbursed to Landlord in cash payable on or before December 31, 1986. The remaining portion of the allowance ($40,500) shall be reimbursed to Landlord during months 6 through 60 of the lease term at the rate of 2.43 cents per square foot per month for each $1.00 per square foot of remaining cost. Should the actual cost of Landlord's additional work as described in this paragraph be more or less than the allowance, the monthly payment described above shall be adjusted up or down at the rate of 2.43 cents per square foot per month for each $1.00 per square foot that the actual costs is more or less than the allowance.

     22.0  Commencement:  Tenant shall be allowed access to the Premises as soon
           ------------
as feasible prior to the commencement date of this Lease for the purposes of installing personal property such as computers, temporary partitions, telephones and other items. Said access shall be provided only if it does not interfere with the construction of tenant improvements and in any way delays the completion of the tenant improvements.

     23.0  Postponement:  If the Premises are not substantially complete and
           ------------
ready for Tenant's occupancy after ninety (90) days from the date Tenant executes this Lease Agreement or approves the plans and specifications for tenant improvements, whichever occurs later, Tenant shall receive one day of occupancy rent free for each day beyond ninety days that occupancy is delayed. The 90-day period for substantial completion shall not include days lost due to delays in completion of construction that are caused by Tenant, either through changes or additions that are requested by Tenant in the construction of tenant improvements or delays in construction that are caused by Tenant's access to the Premises prior to the commencement date.

     24.0  Option to Renew:  Tenant shall have the option to renew the initial
           ---------------
five (5) year term of the Lease for one (1) additional period of five (5) years ("Option Period") on the same terms and covenants and conditions provided herein, except that upon such renewal the Monthly Rent due hereunder shall be determined as provided below. Tenant shall exercise such option by giving Landlord written notice ("Option Notice") at least one hundred eightY (180) days prior to the expiration of the initial term of this Lease.

     The initial monthly rent for the Option Period shall be determined as follows:

     (i) The parties shall have thirty (30) days after Landlord receives the Option Notice within which to agree on the initial Monthly Rent for the Option Period based upon the then fair market rental value of the Premises. If the parties agree on the initial Monthly Rent for the Option Period within thirty
(30)

Addendum
Page 3

days, they shall immediately execute an amendment to this Lease stating the initial Monthly Rent for the Option Period.

     (ii) The "then fair market rental value of the Premises" shall mean the fair market monthly rental value of the Premises as of the commencement of the Option Period; taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and comparable buildings located in Fremont, California.

     If Landlord and Tenant area are unable to agree on the "then fair market rental value of the Premises", then this Lease shall expire at the end of the Initial Term.

     25.0 Waste Materials: Subject to the provisions of Paragraph 6.3 of the
          ---------------
Lease, to the best of Landlord's knowledge the land upon which the Premises are constructed are free of hazardous waste and contaminants as of the commencement date of this Lease.

     26.0 Property Taxes: Tenant shall not be responsible for its percentage
          --------------
share of tax increases as provided in Paragraph 8.2 of the Lease, if such increases are caused by Landlord's voluntary transfer of the Premises or any interest therein. This Paragraph shall apply only if the transfer occurs during the last thirty months of the original lease term and shall apply only to tax increase payments due from Tenant from the actual date of transfer during the last thirty months of the term through expiration of the original lease term.

     27.0 Insurance: Subject the provisions of Paragraph 8.3 of the Lease,
          ---------
Landlord shall have the option to insure the Premises at any time during the lease term or extension thereof against the perils of earthquake.

     28.0 Alterations:
          -----------

          28.1 Tenant Work: Landlord hereby gives Tenant permission to install
               -----------
cables for computer terminals and phone lines along with other non-structural interior improvements. Tenant shall, at Landlord's request, remove any such improvements at Tenant's sole expense upon expiration of this Lease or any extension thereof.

          28.2 Landlord's Work: Landlord shall construct for Tenant's benefit a
               ---------------
computer room as depicted on the attached Exhibit B. The computer room shall include a raised computer floor and a Halon system located beneath the raised floor. It is anticipated that the $40,000 cash payment by Tenant for the reimbursement of a portion of the cost of constructing the computer room in accordance with Paragraph 21.0 of this Addendum, shall cover the cost of the computer floor and Halon system. Therefore, Tenant shall retain ownership of the computer floor and Halon system. Landlord shall require Tenant to remove these items and repair any damage to the Premises caused by such removal at Tenant's sole expense upon expiration of this Lease or extension thereof.

     29.0 Damage: If the damage referred to in Paragraph 10 of the Lease is not
          ------
insured against, or the available insurance proceeds are insufficient for the repair, or if the damage occurs within the last six months of the lease term and the cost of repair is greater than 5% of the replacement cost of the building, Landlord may, at its option, exercised by notice to Tenant within thirty days of the date that Landlord acquires knowledge of the damage, elect either to complete the repair at its expense or to terminate this Lease as of the date of damage. Tenant shall also have the option to pay for the restoration or

Addendum
Page 4

repairs and by so doing, the Landlord will not have the option to terminate this Lease.

     30.0  Indemnity:  Commencing with Tenant's entry onto the Premises, and
           ---------
continuing throughout the term of this Lease, including all extension periods, Tenant shall not be liable for, and Landlord shall indemnify and defend Tenant, its officers, directors, employees, shareholders, agents and representatives or any of them, and the successors and assigns of such parties (collectively "Tenant Indemnitiees"), from and against any and all claims, damages, liabilities, judgments and expenses (including attorneys' fees and other costs), for injury to persons, loss of life or damage to property occurring within, around or adjacent to the Premises, and arising directly or indirectly out of Landlord's construction of the Premises, Landlord's failure to perform any of its obligations under this Lease, or any act of or failure to act by Landlord or any agent or representative of Landlord while on the Premises; provided however, Landlord shall have no liability for any injury, loss of life or damage to property occurring in or about the Premises due to the sole negligence or willful act or failure to act of Tenant, its partners, agents, contractors, officers, directors, employees, shareholders or invitees. Landlord's liability under this Paragraph shall be reduced by the net proceeds of any insurance carried by Landlord to the extent such proceeds are applied toward payment of such claims, damages, expenses, liabilities and judgments. Notwithstanding the foregoing, any liability of Landlord to Tenant under this Paragraph shall be satisfied only out of Landlord's estate hereunder or any insurance held by Landlord, and Tenant may not obtain any personal or deficiency judgment against Landlord or any of Landlord's partners, officers, employees or agents.

     31.0  Waiver of Subrogation:  Landlord and Tenant each shall, prior to or
           ---------------------
immediately after signing this Lease, procure from each of their respective insurers under all policies of property, fire, theft, public liability, Worker's Compensation and other insurance now or hereafter existing during the term hereof and purchased by it insuring or covering the Premises or any person or any contents thereof, or any operations therin, a waiver of all rights of subrogation with each such insurer might otherwise, if at all, have to any claims against the other to the extent required by this Lease Agreement and Addendum.

     32.0  Real Estate Commission:  Landlord and Tenant mutually agree that the
           ----------------------
only broker of record in this transaction is Galaxy Realty Investment Consultants represented by Mr. Sy Najjar. It shall be Landlord's sole obligation to pay the agreed upon commission to Galaxy Realty in connection with negotiating this Lease.

     33.0  Transfer by Tenant:  Subject to the provisions of Paragraph 13 of the
           ------------------
Lease, Landlord shall consent to a transfer of this Lease to an entity Tenant controls, is controlled by or is in common control with parent or any transfer of stock of the non-bankruptcy of Tenant or assignment in connection with transfer of substantially all of the assets of the Tenant so long as such transfer or assignment is to an entity whose financial condition is equal to or greater than that of the Tenant and whose use of the Premises shall be consistent with that of the Tenant.

Addendum
Page 5

     34.0 Landlord hereby agrees to notify Tenant of Landlord's intent to sell the subject building in which Premises are located so that Tenant may have an opportunity to offer to purchase the building.

                                END OF ADDENDUM

                                   EXHIBIT A

                [MAP AND DESCRIPTION OF SPINNAKER ONE BUILDING]

                                   EXHIBIT B

                      [PROPOSED SPACE PLAN FOR INTERLINK]

                                   EXHIBIT C
                          TENANT IMPROVEMENT STANDARDS

OFFICE AREA
- -----------

1) Carpet throughout the office area except for sheet vinyl in the restrooms and lunch room area. Carpet shall consist of 20 ounce level loop direct glue-down carpet by Design Weave without pad.

2)  Suspended acoustical ceiling consisting of a 2' X 4' exposed grid.

3)  Recessed fluorescent lighting fixtures.

4)  Heating, ventilating and air conditioning.

5) Doors and partitions as shown with partitions to be textured and painted. Doors are B-3 pre-finished birch, solid core with 20 minute label.

6)  Bathroom and lunch room fixtures as shown.

7) Electrical service adequate to serve improvements as shown with standard switching, electrical and telephone outlet distribution. Telephone outlets include pull wire, cable provided by others.

WAREHOUSE
- ---------

1)  Chain hung strip fluorescent lighting.

2)  Sealed concrete floor.

FEES AND PERMITS
- ----------------

     The tenant improvement allowance shall also include Landlord's architectural fees and the cost of permits to be issued by the City of Fremont.

EXCLUSIONS
- ----------

     The tenant improvement allowance does not include the following:

1)  Window coverings.

2)  Electrical data gathering lines or security equipment.

3)  Telephonic or other communications systems.

4) Electrical and telephone outlets in the warehouse. Allowance shall include six (6) electrical outlets in the storeroom and assembly-test area.


By: /s/ Landlord                          By: /s/ Lambert Onuma
   -------------------------              -----------------------------
                                              Lambert Onuma

Its:  Partner                          Its:   President
   --------------------------              ----------------------------

Address: 46721 Fremont Blvd.          Address:
        ---------------------                 -------------------------
         Fremont, CA  94538
- -----------------------------         ---------------------------------

- -----------------------------         ---------------------------------

- -----------------------------         ---------------------------------


               Dated As Of:        Dec.     8              1986
                           ----------------------------, --------.

                                THIRD ADDENDUM

This Third Addendum to the Lease ("Addendum") is dated for reference purposes as
of    10/5 , 1993 and is made between Bayside Spinnaker Partners I, a California
Limited Partnership ("Landlord") (formerly King & Lyons, a California Partnership) and Interlink Computer Sciences Corporation, a California Corporation ("Tenant") to be part of that certain Lease dated December 8, 1986 between Landlord and Tenant (herein the "Lease") concerning the premises located in Spinnaker I, Building 2B at 47358-47382 Fremont Boulevard, Fremont, California.

Landlord and Tenant hereby agree that the Lease and any previous Addendum's and Exhibits, is hereby modified and supplemented as follows:

1.     Premises:  The premises shall be reduced in size from 30,000 square feet
       --------
to 24,000 square feet located in Spinnaker One, Building 2B. The attached Exhibit A depicts the revised premises.

2.     Lease Term:  The lease term for the revised premises shall commence on
       ----------
October 1, 1993 and extend for a period of eighteen months. The termination date will be March 31, 1995.

3.     Sublease:  Upon execution of this Lease by Landlord and Tenant, Landlord
       --------
shall assume tenants obligations with respect to the sublessee currently occupying the remaining 6,000 square foot portion of the building except for paragraphs 17, 18, 19 and 20 of the Addendum to Sublease Agreement which shall remain agreements and obligations of the tenant and subtenant for the remainder of the sublease term. Tenant shall transfer the security deposit for the sublease to the Landlord.

4.     Base Rent:  Commencing October 1, 1993 and throughout the lease term the
       ---------
base monthly rent shall equal $16,970.00 per month.

5.     Tenant's Percentage Share of Expenses:  Tenant's percentage share of
       -------------------------------------
Building Operating Expenses shall be Eighty Percent (80%). Tenant's percentage share of Outside Area and Real Property Tax Expenses shall be Twenty Five Percent (25%).

6.     Estimate Monthly Expenses:  Three Thousand Three Hundred Sixty Dollars
       -------------------------
($3,360.00) per month.

7.     First Right to Lease Adjacent Space:  Tenant shall have the first right
       -----------------------------------
of refusal to lease the adjacent 6,000 square feet of space located at 47358 Fremont Boulevard, Fremont, California. If at any time during the lease term Landlord receives an acceptable offer from a third party of the subject adjacent space, Tenant shall have the right within three days of the date of receipt of the offer to agree to match the terms and conditions of the offer and lease the subject space. If Tenant does not exercise this right as provided herein, then Tenant's rights under this paragraph shall terminate and become null and void.

8. This Addendum will also Amend the Lease to correct the Landlord legal name. The Landlord is Bayside Spinnaker Partners I, a California Limited Partnership rather than King & Lyons, a California Partnership.

             ALL OTHER TERMS AND CONDITIONS SHALL REMAIN THE SAME.


LANDLORD: /s/ Landlord                  TENANT: /s/ Tenant

Bayside Spinnaker Partners I,           Interlink Computer Sciences Corporation,
a California Limited Partnership        a California Corporation


By                                      By
  ------------------------------          --------------------------------------

Its Partner                             Its  Chief Financial Officer
   -----------------------------           -------------------------------------

Dated        10/5          1993         Dated   10/5/93                 1993
     --------------------,                   ------------------------,

                              EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT is entered into as of the 21st day of February, 1995, by and between SCI Limited Partnership-I (formerly known as Bayside Spinnaker Partners I, a California Limited Partnership) (the "Landlord") and Interlink Computer Sciences Corporation a California corporation (the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 8th day of December, 1986, pursuant to which Landlord leased to Tenant certain premises located at 47370 Fremont Boulevard, Fremont, California (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to extend the term of the Lease on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

     1. The term of this Lease is extended for nine (9) months, such that the Lease shall terminate on the 31st day of December, 1995. All of the terms and conditions of the Lease shall remain in full force and effect during such extension period except that the Monthly Base Rent shall be $17,520.00 during such extension.

     2. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect.

     3. Any obligation or liability whatsoever of SCI Limited Partnership-I, a Delaware limited partnership, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement as of the day and year first above written.


                                       SCI LIMITED PARTNERSHIP-I


                                       By /s/ IRVING F. LYONS, III
                                         -------------------------------

                                       Name:      Irving F. Lyons, III

                                       Title:     Managing Director

                                       Interlink Computer Sciences Corporation, a California corporation

                                       By: /s/ J. HEFFERNAN
                                          ------------------------------

                                       Name: J. Heffernan
                                            ----------------------------

                                       Title: CFO
                                             ---------------------------

                              EXTENSION AGREEMENT
                              -------------------

     THIS EXTENSION AGREEMENT is entered into the 19th day of January, 1996 by
                                                  ----        -------  ----
and between SCI Limited Partnership-I, a Delaware Limited Partnership (formerly known as Bayside Spinnaker Partners I, a California Limited Partnership) (the "Landlord") and Interlink Computer Sciences Corporation, a California Corporation (the "Tenant").

                                  WITNESSETH:

    WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 8th day of December, 1988, pursuant to which Landlord leased to Tenant certain premises located at 47370 Fremont Boulevard, Fremont, CA 94538 (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

    WHEREAS, Landlord and Tenant desire to extend the term of the Lease on the terms and conditions set forth below.

    NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

    1. The term of the Lease is extended for sixty (60) months, such that the Lease shall terminate on the 31st day of December, 2000. All of the terms and conditions of the Lease shall remain in full force and effect during such extension period except that the Monthly Base Rent during such extension shall be as follows:

        January 1, 1996 - June 30, 1998    $18,240
        July 1, 1998 - December 31, 2000   $18,960

    2. As part of this Extension Agreement, Landlord shall construct the tenant improvements as described below:

        - repaint interior (Paint to be White Opal for main areas and Colonial Sand for accent walls)
        -   new carpet throughout the office area (not including computer room)
            - carpet shall be DesignWeave New Barrymore, Montego. Carpet for the three conference rooms shall be DesignWeave Pinnacle, Forest
        -   reseal warehouse floor
        -   remove fencing in warehouse area
        -   replace sinks and faucets in restrooms
        -   install wall and door to screen shower area in ladies restroom
        -   add additional lighting in shower areas
        -   new carpet and VCT in kitchen (Armstrong tile, Sand Rift White)
        -   mini blinds in kitchen area
        -   install three 36" wide overhead cabinets in kitchen area
        -   install three 110V duplex outlets in kitchen area
        - provide $350 allowance for Aqua Group 25 gallon per day water filtration system
        -   repair bubble in men's restroom counter top
        -   install icemaker line
        -   replace counter top in kitchen (Wilsonart, Opal Mix)
        - provide overtime budget to accomplish re-painting and re-carpeting of the support area only (approximately 6,000 square feet)

        Landlord shall provide supplemental Tenant Improvement allowance, 50% of the cost to retrofit the data center, not to exceed $12,500. This allowance shall be expended by September 1996 to provide retrofit of the data center. This shall by no means relieve Tenant of its responsibility of removing the data center upon Lease Termination as detailed in Paragraph 28.2 of the original Lease dated December 8, 1988. The actual amount expended by Landlord shall be paid back to Landlord together with interest at 11% per annum in equal monthly installments over the remaining lease term.

    3. Upon execution of this Extension, Tenant shall pay Landlord $720 which is the remaining rent due for January 1996.

    4. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect.

    5. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement as of the day and year first above written.


                                   SCI Limited Partnership-I, a Delaware Limited
                                   ---------------------------------------------
                                   Partnership
                                   -----------

                                   By:  /s/ IRVING F. LYONS, III
                                      ------------------------------------------

                                   Name: Irving F. Lyons, III
                                         --------------------

                                   Title: Managing Director
                                          -----------------

                                                                        LANDLORD

                                   Interlink Computer Sciences Corporation, a
                                   ------------------------------------------
                                   California Corporation
                                   ----------------------


                                   By: /s/ J. HEFFERNAN
                                      ------------------------------------------

                                   Name: J. Heffernan
                                        ----------------------------------------

                                   Title:  CFO
                                         ---------------------------------------


                                                                          TENANT

                           SECOND ADDENDUM TO LEASE
                           ------------------------


     This SECOND ADDENDUM TO LEASE (Addendum) is dated for reference purposes as 12/15, 1988 and is made between King & Lyons, a California Partnership
- -----  ----
("Landlord") and Interlink Computer Sciences Corporation, a California Corporation ("Tenant") to be a part of that certain Lease dated December 8, 1986 between Landlord and Tenant (herein the "Lease") concerning 23,000 square feet of space located in a portion of Building 2B of Spinnaker I at 47366-82 Fremont Boulevard, Fremont, California. Landlord and Tenant hereby agree that the Lease is hereby modified and supplemented as follows:

     1.  Expansion Space:  Tenant shall lease the expansion space consisting of
         ---------------
7,000 square feet located adjacent to Tenant's existing premises at 47358 Fremont Boulevard, Fremont, California. The Lease for the expansion space shall be upon terms and conditions described in the Lease as modified herein.

     2.  Expansion Space Improvements:  Landlord shall construct tenant
         ----------------------------
improvements to the expansion space in accordance with plans and specifications mutually agreeable to Landlord and Tenant.

     3.  Monthly Rent:  Upon completion of the improvements to the expansion
         ------------
space, the base monthly rent for the expansion space shall be $5,075 per month utilizing a $10 per square foot improvement allowance for the construction of the subject improvements including the costs of plans and permits associated with said construction. Should the improvement costs for the expansion space exceed the allowance of $10 per square foot ($70,000), one half of the additional cost shall be paid directly to Landlord by Tenant with the remaining one half causing the rent to increase at the rate of 2.25 cents per month per $1.00 of additional costs. The improvement costs for the expansion space shall not exceed $95,200.

     4.  Extended Term:  The lease term for the entire premises (the original
         -------------
and expansion space) shall be extended for a period of sixty months from the date of completion of construction of the improvements to the expansion space ("Extended Term"). The total base monthly rent for the entire premises during the Extended Term shall be $21,677 per month plus any adjustment for additional improvement costs over and above the allowance of $70,000.

     5. Security Deposit:  The security deposit as described in the Lease
        ----------------
shall be increased to $21,677.

     6. Expenses: Subject to the provisions of the lease, Tenant's percentage
        --------
share of expenses shall increase to 100% and Tenant's extimated monthly expenses shall increase to $3,000.

     7. Option to Expand: At any time after the expiration of the 36th month of
        ----------------
the Extended Term, Tenant shall have the option to terminate the Lease in order to expand to a new building located in the Bayside Business Park to be constructed by Landlord. The new building shall be at least 45,000 square feet in size and shall be constructed in a general purpose manner with interior improvements to accommodate Tenant's use. A new lease shall be executed by Landlord and Tenant for the new building for a minimum period of sixty (60) months upon terms, covenants and conditions generally consistent with the Lease except that the monthly rent payable for the new building shall be determined as provided below:

     (i) The parties shall have sixty (60) days after Landlord receives Tenant's notice to expand within which to agree on the initial monthly rent for the new building wich shall be based upon the fair market rental value of the Premises plus any rent due because of additional tenant improvement costs as described in the Lease and this Second Addendum.

     (ii) The then fair market rental value of the Premises shall mean the fair market monthly rental value of the Premises as of the commencement of the new lease; taking into consideration the uses permitted under the Lease, the quality, size, design and location of the Premises and comparable buildings located in the Bayside Business Park in Fremont, California.


LANDLORD:                                 TENANT:

King & Lyons                              Interlink Computer
                                            Sciences, Inc.

By: /s/ Landlord                             By: /s/ Tenant
   -------------------------                 ----------------------------

Date:     12/15/88                        Date:   December 06, 1988
     -----------------------                   --------------------------

                         [LETTERHEAD OF KING & LYONS]

                                          March 27, 1989

Mr. Chris Kang
Interlink Computer Sciences, Inc.
47370 Fremont Boulevard
Fremont, California  94538

Dear Chris:

     This letter will confirm the lease commencement date as April 1, 1989 for the expanded premises at 47370 Fremont Boulevard. The lease for your entire premises will extend through March 31, 1994.

     Please signify your acceptance of the above by signing and returning the enclosed copy to me.

                                               Sincerely,

                                               /s/ Barbara McLellan

                                               Barbara McLellan

BM/cb
Enclosure

AGREED AND ACCEPTED:

By: /s/ Chris Kang
   ---------------------------

Date:      03/27/89
     -------------------------


                        -----------------------------
                            46704 FREMONT BOULEVARD
                        -----------------------------
                           FREMONT, CALIFORNIA 94538
                        -----------------------------
                           TELEPHONE (415) 656-1900
                        -----------------------------

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

KING & LYONS
46721 Fremont Boulevard
Fremont, California  94538





            DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

                                      for
                                      ---

                             Bayside Business Park
                             ---------------------

                              Fremont, California
                              -------------------

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
  I. RECITALS................................................      1

 II. DECLARATION.............................................      1

III. DEFINITIONS.............................................      1
     3.1.  Agent.............................................      1
     3.2.  Association.......................................      1
     3.3.  Board.............................................      1
     3.4.  Common Area.......................................      2
     3.5.  Declarant.........................................      2
     3.6.  Drainage System...................................      2
     3.7.  Improvements......................................      2
     3.8.  Landscaping.......................................      2
     3.9.  Map...............................................      2
     3.10. Owner.............................................      2
     3.11. Property..........................................      2
     3.12. Public Access Area................................      2
     3.13. Site or Lot.......................................      3

 IV. OWNERS' ASSOCIATION.....................................      3
     4.1.  Formation.........................................      3
     4.2.  Purpose...........................................      3
     4.3.  Organization......................................      3
     4.4.  Ownership.........................................      3
     4.5.  Obligations.......................................      4
     4.6.  Delegation of Duties to Owner.....................      4
     4.7.  Maintenance District..............................      5
     4.8.  Destruction of Improvements.......................      5
     4.9.  Condemnation of Association
             Property........................................      5

  V. IMPROVEMENTS............................................      5
     5.1.  Approval..........................................      5
     5.2.  Basis for Approval................................      6
     5.3.  Plan Review.......................................      6
     5.4.  Commencement and Completion
             of Work.........................................      7
     5.5.  Liability.........................................      7
     5.6.  Waiver............................................      7
     5.7.  No Agent..........................................      7

 IV. DEVELOPMENT STANDARDS...................................      7
     6.1.  Site Coverage.....................................      7
     6.2.  Setback...........................................      7
     6.3.  Landscaping.......................................      8
     6.4.  Signs.............................................      8
     6.5.  Parking Areas.....................................      8
     6.6.  Storage and Loading Areas.........................      9
     6.7.  Sidewalks.........................................      9
     6.8.  Utilities.........................................      9
     6.9.  Fire Protection...................................     10

                                                                 Page
                                                                 ----
 VII. USES....................................................    10
      7.1.  Permitted Uses....................................    10
      7.2.  Prohibited Uses...................................    10
      7.3.  No Street Parking.................................    10
      7.4.  Nuisances.........................................    10
      7.5.  Condition of Property.............................    11
      7.6.  Maintenance of Grounds............................    11
      7.7.  Hazardous Substances..............................    11
      7.8.  Solar Access......................................    12
      7.9.  Compliance Certificate............................    12

VIII. ASSESSMENTS AND REMEDIES................................    12
      8.1.  Right to Assess...................................    12
      8.2.  Remedies of the Association.......................    13
      8.3.  Mortgagee Protection..............................    14
      8.4.  Assessment Statement..............................    14
      8.5.  Other Violations..................................    14
      8.6.  Sewer Lift Station Assessments....................    15

 IX.  ANNEXATIONS.............................................    15
      9.1.  Annexations to the Property.......................    15
      9.2.  Effect of Annexation..............................    15

  X.  COVENANTS RUNNING WITH THE LAND.........................    16
      10.1. Covenants.........................................    16
      10.2. Right to Enforce..................................    16

 XI.  GENERAL PROVISIONS......................................    16
      11.1. Expiration and Amendment..........................    16
      11.2. Notices...........................................    17
      11.3. Interpretation....................................    17

     This Declaration is made as of this 25th day of January, 1986 by KING & LYONS, a California general partnership, and _______________________, a _______________________ corporation.

                                 I.  Recitals
                                     --------

     1.1   Declarant is the owner of the Property.

     1.2 Declarant desires to develop the Property, as the Bayside Business Park, and, to that end, desires to subject the Property to the provisions of this Declaration.

     1.3 In connection with its development of the Property, Declarant intends to construct a levee, storm water retention basin, storm water drainage system, landscaping, and various other facilities and amenities for the common benefit of the Property, and Declarant desires, by this Declaration, to create a mechanism to ensure the continuing maintenance of these common facilities and amenities.

     1.4 Declarant has formed the Association to own certain real property and to perform certain functions of a quasi-public or common nature, for the benefit of the Property, and Declarant desires, by this Declaration, to establish the Association's authority with respect thereto.

                                II. Declaration
                                    -----------

     2.1 NOW, THEREFORE, in furtherance of the recitals set forth above, Declarant hereby declares that all of the Property shall be owned, conveyed, encumbered, leased, occupied, developed, and otherwise held and transferred subject to the covenants, conditions, and restrictions contained herein, all of which are declared to be in furtherance of general plan for the improvement and use of the Property, for the benefit of the Property and every part thereof. Except as otherwise provided herein, all such covenants, conditions, and restrictions shall run with the Property and shall be binding upon and insure to the benefit of everyone having an interest in the Property and their heirs, successors, and assigns. Each Owner shall, by acceptance of a deed or other conveyance of a Site, thereby have agreed to be bound by the provisions of this Declaration.

                               III. Definitions
                                    -----------

     As used herein, the following terms shall have the following stated meanings:

     3.1   Agent:  Declarant, or such person as may be appointed by Declarant,
           -----
provided that, at such time as Declarant's approval is no longer required for an amendment to this Declaration, pursuant to Section 11.1, the Agent shall be appointed by the Association.

     3.2   Association:  Bayside Business Park Association, a California
           -----------
nonprofit mutual benefit corporation.

     3.3   Board:  The Board of Directors of the Association.
           -----

     3.4   Common Area:  All such real property, or rights therein, as may, from
           -----------
time to time, be owned by the Association and all landscaped areas located within property shown on the Map that has been dedicated to the City of Fremont.

     3.5   Declarant:  With respect to the Property described on Exhibit "A"
           ---------
hereto, KING & LYONS, a California partnership, or its successor as owner of any of the Property, provided that the instrument of conveyance from KING & LYONS to such successor states that the successor to become the "Declarant" for purposes of this Declaration. With respect to the Property described on Exhibit "B" hereto, TIPPET-RICHARDSON, INC., a California corporation, or its successor as owner of any of the Property, provided that the instrument of conveyance from TIPPET-RICHARDSON, INC. to such successor states that the successor is to become the "Declarant" for purposes of this Declaration.

     3.6   Drainage System:  All storm water drainage facilities, retention
           ---------------
facilities, and water control structures installed or to be installed (i) within portions of the Property designated as "SDE" on the Map, (ii) on Lot 43 or 44 as shown on the Map, or (iii) on any parcel owned by the State of California that is contiguous to said Lot 43 or 44.

     3.7   Improvements:  All buildings, outbuildings, roads, driveways, parking
           ------------
areas, fences, screening walls and barriers, retaining walls, stairs, decks, water lines, sewers, electrical and gas distribution facilities, hedges, windbreaks, plantings, planted trees and shrubs, poles, signs, loading areas and all other structures, installations, and landscaping of every type and kind, whether above or below the land surface.

     3.8   Landscaping:  All landscaping, fountains, signs, and similar items
           -----------
located within portions of the Property designated as "LE" on the Map, within the area of any easement granted to the Association, or within any property shown on the Map that has been dedicated to the City of Fremont.

     3.9   Map:  A map entitled "Bayside Business Park, Tract 5187", recorded in
           ---
the Official Records of Alameda County, California, on June 11, 1984, in Book 145 of Maps, pages 6 through 16.

     3.10  Owner:  Such person or entity as may, at any time, be the beneficial
           -----
owner of the fee interest in any Site, according to the records of the Alameda County, California, Tax Assessor.

     3.11  Property:  The real property described on Exhibit "A" hereto and that
           --------
real property described as Exhibit "B" hereto.

     3.12  Public Access Area:  That property which has been set aside for
           ------------------
public access, pursuant to an Agreement Granting Public Access executed by Declarant and the San Francisco Bay Area Conservation and Development Commission, recorded August 8, 1984, in the Official Records of Alameda County, California, as instrument number 84-161639, including any amendments thereto that may hereafter be recorded in those Official Records.

     3.13  Site or Lot:  Any property, under common ownership, constituting a
           ----    ---
single lot or parcel, as shown on the last-recorded subdivision or parcel map for that property, and located on any portion of the Property; the area of a Site or Lot shall be determined by including the area of any portion thereof that is subject to an easement and excluding any portion that is part of the Public Access Area.

                            IV. Owners' Association
                                -------------------

     4.1   Formation.  Declarant has caused the Association to be incorporated,
           ---------
under the laws of the State of California, as a nonprofit mutual benefit corporation.

     4.2   Purpose.  The purpose of the Association is to serve as an
           -------
association for the common benefit of the Property and to perform the functions set forth herein.

     4.3   Organization.  The Association's membership, officers, and Board
           ------------
shall be determined in the manner set forth in the Association's Articles of Incorporation and Bylaws. In that connection, the Articles of Incorporation provide, in part:

           Every person or entity who is the beneficial owner of a Lot, as will be defined in the Declaration, (a "Lot") shall be a member of the Corporation. Memberships may not be held separately from beneficial ownership in a Lot. The transfer of beneficial ownership of a Lot shall automatically transfer the membership interest in the Corporation associated with such Lot, subject to such conditions and restrictions on transfer as may be set forth in the Bylaws of the Corporation. The Corporation shall have two classes of membership, as follows:
           Class A. The Class A Member shall be the Declarant, as defined in the
           -------
     Declaration. The Class A Member shall be entitled to a vote, as a Member of the Corporation, that is weighted in proportion to four times the acreage of the Lots owned by it, according to the recorded map thereof. At such time as the Declarant is no longer the owner of any Lot, Class A membership shall cease to exist.
           Class B. Class B Members shall be the beneficial owners of all Lots,
           -------
     excluding said Declarant. All beneficial owners of a single Lot shall be Members, but all memberships associated with a single Lot shall be entitled to a vote, as a Member of the Corporation, that is weighted in proportion to the acreage of that Lot, according to the recorded map thereof.

The "Declaration" referred to in said Articles is this instrument.

     4.4   Ownership.  Declarant has conveyed, to the Association, Lot 43, as
           ---------
shown on the Map, an easement for the portions of the Drainage System that are located on the Property, and an easement over certain areas now intended for Landscaping. Declarant may also convey to the Association so much of the following-described property, or rights therein, as is appropriate for maintenance by the Association in order to benefit the Property: That portion of Lot 44, as shown on the Map, on which a levee is to be constructed; the Public Access

Area; such other portions of the Property as may be devoted to or developed for uses of a public, quasi-public, or common character, including easements for landscaped areas, signs, fountains, statuary, or other purposes.

     4.5  Obligations.  The Association shall:
          -----------
          A. Maintain the Common Area, the Drainage System, the Landscaping, and the Public Access Area in good condition and repair, causing any damage to a Site resulting from such maintenance to be promptly repaired;
          B.  Levy and collect assessments against the Sites in accordance with
Article VIII;
          C. Enforce the restrictions created hereby, and pursue the remedies allowed by Article VIII, to the extent the Association deems it advisable to do so;
          D. Allow each Owner to drain surface water from his Site into the Drainage system, subject to the approvals required by Article V;
          E. Pay, before delinquency, all taxes and assessments levied on the Common Area;
          F. As required by the City of Fremont in connection with its approval of the Map, cooperate with the following persons of entities for the purposes indicated:
              (i) Other property owners in the vicinity of the Property, in establishing an emergency medical facility;
              (ii) Public transportation agencies, to encourage the use of public transportation by those persons employed on the Property;
              (iii) The Fremont Fire Department, in establishing a hazardous materials handling program;
              (iv)  The Fremont Police Department, on security measures;
              (v) The Union Sanitary District and Water Quality District, to encourage waste water recirculation processes for large waste water generators;
              (vi)  Local recyclers for regular pickup of materials;
              (vii) Public and private agencies to encourage industrial users to conserve resources, such as energy and water, whenever feasible.
          G.  Obtain such insurance as may be appropriate;
          H. Perform such other acts, whether or not expressly authorized by this Declaration, as may be reasonably necessary for the furtherance of its purposes, duties, rights, and powers, as set forth herein or in the Articles or Bylaws of the Association.

     4.6  Delegation of Duties to Owner.  The Association may, if reasonably
          -----------------------------
required by the landscaping character or configuration, require an Owner, by written notice, to maintain all landscaping bordering upon the Owner's Site which lies within the property that has been dedicated to the City of Fremont. In such event, the Owner shall receive a credit, against the Owner's share of assessments made pursuant to Section 8.1, for the maintenance cost saved by the Association because of the Owner's landscaping maintenance. The Association may also at any time, by written notice to the Owner, revoke a prior delegation of maintenance duties made under this Section.

     4.7.  Maintenance District. At any time that the Association determines
           ---------------------
it to be feasible, the Association may assign any of its rights or obligations to a maintenance district formed as a public agency under the laws of California. Each Owner shall join in the formation of such maintenance district, as and when requested by the Association, as necessary to allow the district to levy assessments against the Property so that it may perform the Association's prior obligations.

     4.8.  Destruction of Improvements. If there is a partial or total
           ----------------------------
destruction of any Improvements owned or maintained by the Association, the Association shall restore and repair the same to their former condition, as promptly as is reasonably practicable, in a workmanlike manner. If the cost of restoration or repair exceeds the amount of any available insurance proceeds, the Association may levy a special assessment on the Property for the excess cost of restoration or repair. If any excess insurance proceeds remain after completion of any restoration and repair, the Association shall retain such sums in its general funds.

     4.9.  Condemnation of Association Property. If there is an actual or
           -------------------------------------
threatened taking by power of eminent domain of all or any portion of the property or Improvements owned or maintained by the Association, the Board shall represent the Association and all of the Owners in connection with the taking. The Board may act, in its sole discretion, with respect to any settlement made in connection with any such taking, and shall be entitled to make a voluntary sale, at any price acceptable to the Board, to the condemnor in lieu of condemnation. Any condemnation award or sale proceeds received on account of such a taking shall be paid to the Association. If there is a taking of less than all of the property owned and maintained by the Association, and if restoration and repair of the remainder is required for the benefit of the Property and is practical, the Association shall apply the proceeds of the taking to the restoration and repair and may levy a special assessment on the Property for any excess cost thereof. If such restoration and repair is not practical, or if there is a taking of all property owned and maintained by the Association, then the Association shall distribute the amount of any condemnation award or sale proceeds that remains, after discharging all of the Association's obligations, to the members of the Association, pro rata, based on the acreages of their respective Sites.

                                V. Improvements
                                ---------------

     5.1.  Approval. No Improvements, excepting those that do not materially
           ---------
alter existing Improvements, shall be erected, placed, altered, maintained or permitted to remain on any Site by any Owner or occupant until final plans and specifications for such Improvements have been approved by the Agent. The Agent's approval may be conditional, in that it may require that certain designated changes be made. The plans and specifications shall be prepared or approved in writing by a licensed architect and shall be submitted to the Agent, by the Owner of the Site or his designated representative, in duplicate. Material changes in approved plans must also be submitted to and approved by the Agent. All plans and specifications submitted shall be in such form and contain such information as may be reasonably required by the Agent, but shall in any event include the following:

           A. A site development plan of the Site showing the nature, grading scheme, kind, shape, composition and location of all structures on the Site, their relation to structures on adjoining Sites, and the number and location of all parking spaces and driveways on the site;

           B.  A landscaping plan for the Site;

           C.  A plan for the location of signs and lighting;

           D. A building elevation plan showing dimensions, materials, and exterior color scheme, in no less detail than required by the appropriate governmental authority for the issuance of a building permit.

     5.2.  Basis for Approval.  The Agent's approval shall be based, among other
           ------------------
things, upon adequacy of lot dimensions, adequacy of structural design, conformity and harmony of external design with neighboring structures, effect of location and use of proposed Improvements upon neighboring Sites, proper facing of main elevation with respect to nearby streets, adequacy of screening of mechanical, air conditioning or other rooftop installations, and conformity of the plans and specifications to the purpose and general plans and intent of this Declaration. Plans and specifications must provide for the underground installation of power, electrical, telephone and other utility lines from the property line to buildings. The Agent shall not arbitrarily or unreasonably disapprove any plans or specifications; disapproval shall be in writing and shall describe, with reasonable specificity, the reasons therefor. The Agent may disapprove plans or specifications on any reasonable ground including, but not limited to, the following:

           A. Failure to comply with any of the restrictions set forth in this Declaration;

           B. Failure to include such information in the plans and specifications as may have been reasonably requested by the Agent;

           C. Objection to the exterior design, the appearance of materials or materials employed in any proposed structure;

           D. Incompatibility of any proposed structure or use with existing structures or uses upon other Site or other property in the vicinity of the Property;

           E. Objection to the location of any proposed structure with reference to other Sites or other property in the vicinity;

           F.  Objection to the grading or landscaping plan;

           G. Objection to the color scheme, finish, proportions, style of architecture, height, bulk or appropriateness of any structure;

           H. Objection to the number or size of parking spaces or to the design of the parking area; or

           I. Any other matter which, in the judgment of the Agent, would render the proposed Improvements or use inharmonious with the general plan for improvement of the Property or with Improvements located upon other Sites or other property in the vicinity.

     5.3.  Plan Review.  A review fee of two hundred fifty dollars ($250) shall
           -----------
be paid to the Agent at such time as plans and specifications are submitted to it. All plans, specifications, and changes thereto that are submitted to the Agent shall be deemed approved thirty (30) days after the date on which such items are submitted to the Agent, unless the Agent has theretofore disapproved such items by written notice to the Owner or the Owner's designated representative. A copy of all plans and specifications shall be retained by the Agent and another copy shall be returned by the Agent to the Owner or the Owner's designated agent at the time the same are approved or disapproved.

      5.4.  COMMENCEMENT AND COMPLETION OF WORK.  The Owner shall diligently
            -----------------------------------
commence and complete all Improvements for which final plans and specifications have been approved by the Agent. If work does not commence within one (1) year from the date of approval of the final plans and specifications, or if the improvements are not completed within two (2) years from such date, approval shall thereupon be automatically revoked unless the Agent extends, in writing, the period of time within which work must be commenced or completed. If work upon the Improvements is delayed by strike, fire, national emergency, natural disaster or other supervening force beyond the reasonable control of the Owner or occupant, the period of time within which work must be commenced and completed shall be extended by the same period as the delay.

      5.5.  LIABILITY.  Neither the Agent nor the Association shall be liable
            ---------
for any damage, loss or prejudice suffered or claimed by any person on account of its approval or disapproval of any plans, drawings or specifications, the development of any Site, the construction of any improvement or the performance of any work, whether or not pursuant to approved plans, drawings and specifications. The Agent's approval or disapproval of any plans, drawings and specifications shall not be deemed a representation as to whether the proposed Improvements comply with the applicable laws or whether they may in any way be defective.

      5.6.  WAIVER.  The Agent may, in good faith, waive or vary the
            ------
requirements of this Article V as it deems appropriate in order to fulfill the purposes of this Declaration. Such waiver or variance shall not constitute a waiver or variance as to any other Site.

      5.7.  NO AGENT.  If at any time, no person or entity is serving as the
            --------
Agent, the Improvements may be constructed in accordance with any plans and specifications that satisfy the requirements of the City of Fremont, or other public agency having jurisdiction over the Property, for issuance of a building permit.

                          VI.  DEVELOPMENT STANDARDS.
                               ---------------------
      6.1.  SITE COVERAGE.  Without the Agent's written consent, the ground
            -------------
level of all buildings on any Site shall not occupy more than forty percent (40%) of the area of the Site.

      6.2  SETBACK.  Unless otherwise approved in writing by the Agent, no
           -------
Improvements or parts of Improvements shall be placed closer than thirty (30) feet to a property line fronting upon a public street (other than Landing Road) nor closer than ten (10) feet to any other property line, except the following:

           A. Roof overhang, provided such overhang does not exceed more than six (6) feet into the setback area;

           B.  Driveways and walkways;

         C. Paving other than driveways and walkways, except that such paving shall not be located within fifteen (15) feet of the property line fronting upon any public street (other than Landing Road) or within five (5) feet of any other property line;
         D. Fences, except that no fence shall be placed closer to a public street than the minimum paving setback, as stated above;
         E. Landscaping and irrigation systems;
         F. Planters, not to exceed three (3) feet in height;
         G. Building site identification signs, directional and parking signs and signs identifying the owner or occupant of a Site, subject to the Guidelines adopted by the Association pursuant to Section 6.4.
         H. Lighting facilities;
         I. Underground utilities, storm drains, and sewers.

     6.3 Landscaping. All portions of an improved Site that are not occupied by
         -----------
structures or paving shall be landscaped and maintained in accordance with Landscape Guidelines and Landscape Area Maintenance Guidelines adopted by the Association, as amended from time-to-time by the Association. A copy of the Guidelines shall be provided by the Association upon request.

     6.4 Signs. No sign shall be permitted on any Site except in accordance with
         -----
the Sign Guidelines adopted by the Association, as may be amended from time-to-time by the Association. "Sign" means any structure or device upon or by which any printing, lettering, illustration, or other advertising or communication of any kind whatsoever is displayed, including any display of merchandise visible from a street. A copy of the Guidelines shall be provided by the Association upon request.

     6.5 Parking Areas. Each Site shall provide off-street parking adequate to
         -------------
accommodate the parking needs of all businesses conducted on that Site, including employees and visitors, consisting of not fewer than three (3) parking stalls for each 1,000 square feet of building floor area. The Agent may require a greater parking ratio if the proposed use of the Site so necessitates in order to preclude the need for any on-street parking. If parking requirements for a Site increase as a result of a change in use or in the number of persons employed, the Owner of the Site shall provide sufficient additional off-street parking to satisfy the requirements of this Section. All parking areas shall conform to the following standards:
          A. Required off-street parking shall be provided on the Site itself, on a contiguous Site, or within such distance from the Site as the Agent deems reasonable. Where parking is to be provided other than upon the Site concerned, an appropriate instrument must be executed, acknowledged, and filed for recordation by the person or persons holding title (including mortgagees) to the property upon which the parking area is located, reserving that property for such parking use.
          B. Parking areas shall be paved so as to provide dust-free, all-weather surfaces. Each parking space provided shall be designated by lines painted upon the paved surface and shall be adequately sized. All parking areas shall provide, in addition to parking spaces, adequate driveways and space for the movement of vehicles and shall comply with applicable laws.
          C. In determining the adequacy of the number of parking spaces to be provided, the Agent shall consider the nature of the proposed use of the Site, the amount of vehicular traffic generated by such use, the anticipated number of employees and the manner of their employment, the nature and location of proposed structures on the Site and such other matters as the Agent considers relevant.
          D. No parking spaces shall be located on or permitted closer than twenty-five (25) feet to the curb line of an adjacent street without the Agent's written consent.

     6.6.  Storage and Loading Areas.  Storage, maintenance and loading areas on
           -------------------------
a Site must be constructed, maintained and used in accordance with the following:
          A. Unless approved in writing by the Agent, no materials, supplies or equipment, including trucks or other motor vehicles, shall be stored except inside a closed building or behind a visual barrier, so as not to be visible from neighboring property and streets. Any storage areas screened by visual barriers shall be located upon the rear portions of a Site, unless otherwise approved in writing by the Agent. All refuse containers shall be covered, suitably screened form view, and located at the rear of buildings.
          B. Provision shall be made on each Site for any necessary vehicle loading, and no on-street vehicle loading shall be permitted. Loading dock areas shall be set back, recessed or screened so as not to be visible from streets and so as to have minimal visual impact on neighboring Sites. No loading dock be closer than seventy-five (75) feet to a property line fronting upon a street, unless approved in writing by the Agent.

     6.7.  Sidewalks.  At the time an Owner improves his Site, the Owner shall
           ---------
install sidewalks along all street frontages, built to the standers then required by the City of Fremont.

     6.8.  Utilities.  All utility lines shall be placed underground.
           ---------

     6.9.  Fire Protection.  All structures erected on the Property shall be
           ---------------
equipped with automatic fire sprinklers approved by the Fire Department of the City of Fremont. Any person using hazardous materials on any portion of the Property shall make available, to personnel of the Fremont Fire Department, information and training for the handling of such materials, to the extent required by that Department.

                                  VII.  Uses
                                        ----

     7.1.  Permitted Uses.  Any industrial, office, or business use that is not
           --------------
specifically prohibited herein or prohibited by applicable municipal statute or regulation shall be permitted upon a Site. Such use shall be performed or carried out entirely within a building. Uses which cannot be carried on entirely within a building may be permitted, by the Agent's written consent, provided the use is screened so as not to be visible from any point exterior to the Site.

     7.2.  Prohibited Uses.  The following uses shall not be permitted on any
           ---------------
Site:
           A.  Trailer or recreation vehicle storage;
           B.  Junk yards or recycling facilities;
           C. Drilling for and removing oil, gas or other hydrocarbon substances, by extraction through the surface of any part of the Property;
           D.  Commercial petroleum storage yards;
           E. Excavation of materials; provided that this prohibition does not prevent any excavation necessary in the course of approved construction;
           F.  Refining, smelting, or tanning operations;
           G.  Dumping or incineration of refuse;
           H.  Animal husbandry or veterinary facilities;
           I.  Flea markets, auctions, or outdoor sales activities.

     7.3.  No Street Parking.  Each Owner shall cause all persons utilizing the
           -----------------
Owner's Site to park their vehicles elsewhere than on a public street.

     7.4.  Nuisances.  No nuisance shall be permitted to exist or operate upon
           ---------
any Site so as to be offensive or detrimental to any adjacent Site or property or to its occupants. A "nuisance" shall include, but not be limited to, any of the following conditions:
           A. Any use, excluding reasonable construction activity, of a Site that emits dust, sweepings, dirt or cinders into the atmosphere, or discharges liquid, solid wastes or other matter into the ground, Drainage System, or any waterway which, in the reasonable opinion of the Agent, may adversely affect the health, safety, or comfort of any person or the reasonable use of any portion of the Property.
           B. The escape or discharge of any fumes, odors, gases, vapors, steam, acids or other substance into the atmosphere which, in the reasonable opinion of the Agent, may be detrimental to the health, safety, or comfort of any person or cause an adverse effect on any portion of the Property.

           C. The radiation or discharge of light, heat, or nuclear, electromagnetic, microwave, ultrasonic, laser or other radiation that may be detected from any point exterior to the Site.
           D. The generation of sounds that are unreasonable in volume or duration.
           E. Visible emissions of smoke, steam, or particulate matter that exceed Ringlemann No. 1 on the Ringlemann Chart of the United States Bureau of Mines.
           F. Ground vibrations, inherently and recurrently generated, that are perceptible without instruments at any point exterior to the Site.
           G. The storage of vehicles or materials on paved areas of a Site for a period longer than 24 hours, or 72 hours if a weekend is included.

     7.5.  Condition of Property.  The Owner of a Site shall at all times keep
           ---------------------
the Site and the Improvements and appurtenances thereon in a neat and clean condition and shall comply, at its own expense, in all respects with all applicable governmental, health, fire and safety ordinances, regulations, requirements and directives. No building or structure upon any Site shall be permitted to fall into disrepair. Each such building and structure shall at all times be kept in good repair and adequately painted or otherwise finished.

     7.6.  Maintenance of Grounds.  Each Owner shall maintain and repair all
           ----------------------
parking areas, driveways, walkways and landscaping on his Site. Such maintenance and repair shall included, without limitation:
           A. Maintaining all parking areas, driveways and walkways in a clean and safe condition, including the paving and repairing or resurfacing of such areas, as and when necessary for their neat appearance, with the type of material originally installed thereon or a substitute equal in quality, appearance and durability; promptly removing debris and waste materials; regular, periodic washing and sweeping of paved areas; painting and repainting of striping markers and directional signals, as required for their clear visibility;
           B. Cleaning, maintaining, and relamping of all external lighting fixtures;
           C. Maintaining all landscaping, including trimming, watering and fertilization of all grass, ground cover, shrubs or trees, removal of dead or waste materials, and replacement of any dead or diseased grass, ground cover, shrubs or trees.
           D. Keeping all outdoor refuse collection containers covered and visually screened so as not to be visible from neighboring Sites or streets.

     7.7. Hazardous Substances.  All hazardous substances on a Site shall be
          --------------------
stored and disposed of only in accordance with the requirements of state and federal law. The Association or its agents may, without having any obligation to do so, enter on a Site at all reasonable times for the purpose inspecting for the existence of hazardous substances and determining whether they are being stored and disposed of properly. The Association shall be entitled to bring an action, in state or federal court, (i) to enjoin the violation on the Property of any state of federal law dealing with hazardous substances, and (ii) to recover damages, including attorney's fees, on its own behalf and on behalf of all Owners from any person violating such a law on the property.

      7.8.  Solar Access.  No Owner shall unreasonably interfere with another
            ------------
Owner's access to solar energy, and each Owner shall, as and when requested by the Owner of a contiguous Site, make available such solar access easement as may be reasonably required by such other Owner. Any Owner providing such a solar access easement may charge a reasonable price therefor. It is not the intent of this Section 7.8 to preclude any Owner from making reasonable use of his Site, nor is it intended that any Owner's construction of solar energy collectors will thereby create a solar access easement across another Owner's Site without reasonable payment being made therefor. No solar access easement shall exist on any portion of the Property, so as to be binding upon a bona fide purchaser or encumbrancer, unless it is evidenced by a written instrument that is duly recorded in the Official Records of the County in which that portion of the Property is located.

      7.9.  Compliance Certificate.  Any Owner or bona fide, prospective
            ----------------------
purchaser or encumbrancer of a Site, for value, may, by written request, obtain from the Association a written statement to the effect that the Site then complies in all respects with the requirements of Articles V, VI, and VII of this Declaration, or setting forth in reasonable detail the manner in which the Site does not so comply. If the Association fails to supply such a statement within fourteen (14) days of its receipt of the written request therefor, then it shall be conclusively deemed that the Site then complies in all respects with those requirements.

                        VIII.  Assessments and Remedies
                               ------------------------

      8.1.  Right to Assess.  The Association, by action of the Board, shall
            ---------------
assess the Property and the Owners, as necessary to provide funds to perform all obligations of the Association, according to the terms of this Declaration. Such assessments shall be made against all Sites, in proportion to the respective acreages thereof, according to the following procedure:

           A. The Association shall operate on a fiscal year ending June 30. Annually, on or before September 1 of each fiscal year, the Board shall provide each Owner, by notice, with a proposed Association budget for that year and a notice of annual assessment, setting forth that Owner's assessed share of the funds that the Board estimates will be required by the Association to meet its budgetary requirements. Assessments, as set forth in the notice, shall be due and payable in two equal installments, on December 10 and April 10.

           B. If at any time the Association requires additional funds, because of unbudgeted requirements, failure to collect annual assessments, or any other reason, the Board may, by notice to each Owner, levy a special assessment, which will be due and payable to the Association fifteen (15) days after the date the notice is given.

           C. Within ninety (90) days after the end of each fiscal year of the Association, the Board shall provide each Owner with a written financial statement, showing the Association's receipts and expenditures during the preceding year, in reasonable detail, and a balance sheet setting forth the assets and liabilities of the Association as of the end of the preceding year. Such financial statement shall be prepared by an independent certified public accountant, but need not be audited.

     8.2. Remedies of the Association.  Any assessment levied against a Site
          ---------------------------
which is not paid when due shall become delinquent. The Board may, at its option, require that any delinquent assessment bear interest, from its original due date, at the then-maximum legal rate or one and one-half percent (1 1/2) per month, whichever is greater, and a late charge of six percent (6%) of the amount of the unpaid assessment. The Association may, in addition to any other remedy the Association may have, collect a delinquent assessment as follows:

          A. The Association may bring suit against the Owner, who shall be personally obligated to pay the assessment. The prevailing party in any such action shall be entitled to recover its reasonable attorneys' fees.

          B. The Board may deliver a notice to the defaulting Owner, which notice shall state the date of the delinquency, the amount of the delinquency, including interest and any late charge, and make demand for payment thereof. If such delinquency is not cured within ten (10) days after delivery of such notice, the Association may record in the Office of the Recorder of Alameda County a claim of lien against the Site of the delinquent Owner. The claim of lien shall state: (i) the name of the delinquent Owner or reputed Owner; (ii) a description of the Site on which the claim is made; (iii) the amount claimed to be due and owing; (iv) that the claim of lien is made by the Association pursuant to the terms of this Declaration; (v) that a lien is claimed against said Site in an amount equal to the amount of the delinquency including interest, any late charge, costs, and attorneys' fees; (vi) a date, not less than thirty (30) days from the date the claim is recorded, by which the delinquency must be cured. Any such claim of lien shall be signed and acknowledged by an authorized officer of the Association and shall create a lien against the Site upon the recordation thereof. Each default shall constitute a separate basis for a claim of lien. The lien created by the claim of lien may be foreclosed in the manner provided by law for either (i) judicial foreclosure of a mortgage or (ii) foreclosure of a mortgage by power of sale and, for that latter purpose, the Association is hereby granted a power of sale with respect to each Site. If foreclosure is by suit, the Association may also recover its reasonable attorney's fees. If foreclosure is by power of sale, the Board or a person designated by it in writing shall conduct the sale and shall be entitled to actual expenses and such fees as may be allowed by law or as may be prevailing at the time the sale is conducted in accordance with the provisions of the California Civil Code, Sections 2924 and following, or in any other manner permitted by law. A certificate of sale shall be executed and acknowledged by any authorized officer of the Association or by the person conducting the sale. Such a certificate executed, acknowledged and made under penalty of perjury by any two authorized officers of the Association shall be conclusive upon the Board, the Association, and all Owners, in favor of any and all persons who rely thereon in good faith as to the matters contained therein. If the Association fails to collect the full amount of the delinquent assessment at such sale, it shall continue to have the right to enforce, by suit, the personal liability of the Owner therefor. If any claim of lien has been recorded as herein provided, and thereafter the Association receives payment in full of the amount claimed to be due and owing together with all accrued interest, late charges, costs, and attorney's fees incurred by the Association, then, upon demand by the Owner, the Board, acting through any authorized officer of the Association, shall execute, acknowledge and record a release of the Association's claim of lien.

          C. The remedies of the Association hereunder shall be in addition to and shall not exclude any other rights and remedies which the Association may have by law.

     8.3.  Mortgagee Protection.  The Association's foreclosure of a lien for
           --------------------
delinquent assessments shall not extinguish or render invalid the lien of any mortgage or deed of trust encumbering a Site, provided that the mortgage or deed of trust secures a bona fide debt, created for value. However, any person acquiring a Site upon foreclosure of such a mortgage or deed of trust, or by deed in lieu thereof, shall acquire the Site subject to the obligation to pay all delinquent assessments, including those that may still be unpaid after the Association's foreclosure of its lien.

     8.4.  Assessment Statement.  Any bona fide, prospective purchaser or
           --------------------
encumbrancer of a Site for value may, by written request accompanied by a fee of twenty-five dollars ($25), obtain from the Association a written statement setting forth the amount of any regular, special or individual assessment against such Site which is either delinquent or assessed but not yet due and payable (an "Assessment Statement"). If the Association fails to supply an Assessment Statement within fifteen (15) business days of its receipt of such written request and fee, then it shall be conclusively deemed that there are no outstanding assessments against such Site as of the date of such written request unless a claim of lien has theretofore been recorded against the Site in accordance with Section 8.2 hereof.

     8.5.  Other Violations.  If any violation of a covenant, condition, or
           ----------------
restriction contained herein comes to the attention of the Board, the Board may deliver a notice of violation, in writing, to the Owner of the affected Site. If the violation described in the notice is not corrected within thirty (30) days after the date such notice is given, the Association may, if such violation may be corrected without entering into any building on the Site, then enter on the Site and correct the violation at the Owner's expense, and the Owner will reimburse the Association for the cost thereof, plus an administrative charge of fifteen percent (15%) of that cost, on demand. The Association is hereby granted a license to enter on all Sites as necessary to correct such violations. Whether or not violations may be corrected by entry onto a Site, and whether or not a notice of violation has theretofore been given, the Association may bring suit against an Owner to enjoin a violation, to recover any damages to Association property resulting therefrom, and to pursue any other remedy allowed by law; in any such action brought by the Association, the prevailing party shall be entitled to recover its reasonable attorney's fees.

     8.6. Sewer Lift Station Assessments.  The Owners of Lots 17 through 34, as
          ------------------------------
shown on the Map, are hereby notified that a sanitary sewer lift station has been constructed to serve those Lots and certain other property not now part of the Property. The lift station will be maintained by the Union Sanitary District (the "District") under an arrangement by which all costs of maintaining, operating, and replacing the lift station will be charged to the owners of the properties then being served by the lift station, with such costs apportioned among those properties in such reasonable manner as may be determined by the District. Such costs may include, but are not limited to, the costs of the District's labor, power, and an equipment replacement allowance determined by amortizing the replacement costs of the equipment's useful life. The apportioned costs may be collected directly by the District, by assessment, or, at the District's option, may appear as additional charges on annual property tax bills issued by the County Tax Collector. To enable the District to enforce its assessments, the District is hereby granted a lien against Lots 17 through 34. If an assessment against any of said Lots is not paid when due, the District may foreclose its lien against such Lot in the manner provided by California law for judicial foreclosure of a mortgage or deed of trust.

                               IX. Annexations
                                   -----------

     9.1. Annexations to the Property.  If Declarant then owns at least ten
          ---------------------------
percent (10%) of the Property, by area, real property other than the Property may become subject to this Declaration by means of annexation. Such other real property must (i) be contiguous to the Property, and (ii) not cause a material increase in the financial obligations of the Owners, by reason of a disproportionately large common area or otherwise. Other real property shall be considered "contiguous" if it is separated from the Property only be real property owned by a public agency. Annexation shall be accomplished by Declarant's filing for recordation, in the office of the County Recorder where the real property to be annexed is located, an executed Notice of Annexation describing the other real property, referring to this Declaration, and stating the other real property is thereafter to be included in the Property for purposes hereof.

     9.2. Effect of Annexation.  With respect to any real property annexed
          --------------------
pursuant to this Article IX:

          A. Each Owner of a portion of such real property, but virtue of being such an Owner and for so long as he is such an Owner, shall enjoy all the rights and have all the obligations of any Owner hereunder and shall be a member of the Association.

          B. The terms "Owner", "Lot", "Property", and "Site" shall refer to such annexed real property or portions thereof, or its owner(s), as the context may require for the proper inclusion of such other real property in the scheme of this Declaration.

          C. The Notice of Annexation may contain such other covenants, conditions, and restrictions, applicable to the annexed real property, including provisions that differ from provisions of this Declaration, as Declarant deems appropriate.

                      X. Covenants Running With the Land
                         -------------------------------

     10.1. Covenants.  The covenants, conditions, and restrictions set forth
           ---------
herein are made by Declarant on its own behalf, as owner of the Property, and on behalf of the successive owners of all Sites, for the direct benefit of the entire Property and shall be "covenants" that "run with the land", as referred to in Section 1468 of the California Civil Code. The burdens created by this Declaration shall be binding upon each Site and the successive owners thereof. Each Owner of a Site shall acquire the Site subject to the prior Owner's obligation to pay any unpaid assessment, and any other amounts due hereunder, assessed against or payable with respect to such Site or the prior Owner's actions. Accordingly, Declarant, on its own behalf and on behalf of the successive owners of Sites, specifically waives the provisions of California Civil Code Section 1466, which provides:

     No one, merely by reason of having acquired an estate subject to a covenant running with the land, is liable for a breach of the covenant before he acquired the estate, or after he has parted with it or ceased to enjoy its benefits.

The provisions of this Section 10.1 shall not limit any claim or right an Owner of a Site may have against his predecessor in interest for failure to pay assessments or for other obligations incurred prior to the date such Owner acquired title to the Site.

     10.2 Right to Enforce.  No Owner shall have the right to bring suit against
          ----------------
another Owner or any other person to enforce the obligations of such other Owner or person under this Declaration, it being the intent of this Declaration that, except as may otherwise be specifically provided herein, only the Association shall have the power, right and authority to enforce the provisions of this Declaration against the Owners.


                            XI. General Provisions.
                                ------------------

     11.1. Expiration and Amendment. The provisions of Articles V and VI of this
           ------------------------
Declaration, excepting Section 6.9, shall automatically expire and have no further effect as of December 31, 2009; provided that, at any time during the year 2009, Owners of Sites constituting not less than two-thirds (2/3) of the Property, by area, may extend said provisions for a designated additional term that does not extend beyond December 31, 2019. The remaining provisions of this Declaration shall run with and bind the Property in perpetuity. This Declaration may at any time be amended by the vote of Owners holding not less than two-thirds (2/3) of the voting power of the Association. However, so long as Declarant owns at least ten percent (10%) of the Property, by area, or for a period of fifteen (15) years from the date of recordation of this Declaration, whichever is longer: (i) no amendment hereof shall be effective without the written approval of Declarant, and (ii) Declarant may amend this Declaration without the consent of any other party, but only with respect to procedural or technical matters that further the apparent original purpose hereof and do not alter the respective rights and obligations of the Owners. The written consent of the City of Fremont, California, shall be required for any amendment to this Declaration that purports to alter the effectiveness of any of the following Sections of this Declaration: 4.5(F), 6.9, 7.3 or 11.1 (this sentence only). To be effective, an amendment to this Declaration must be in writing, executed by the required party or parties, and filed for recordation in the Office of the Recorder of the County or Counties where the Property is located; no amendment will be effective against an Owner who acquired a Site prior to the recordation of the amendment, until the Owner has actual knowledge of the amendment.

     11.2. Notices.  Any notice required or desired to be given or sent pursuant
           -------
to or with respect to this Declaration shall be in writing and shall be personally served, or, in lieu of personal service, may be given by depositing such notice in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its address as shown in the records of the Alameda County, California, Tax Assessor. Any notice given by certified or registered mail shall be deemed to have been given on the third business day after its deposit in the United States mail. Any Owner or the Association may, by written notice to the Association or, in the case of the Association, to all Owners change the address to which notices addressed to it shall thereafter be mailed. Until changed, the address of the Association and the Agent shall be c/o King & Lyons, 3000 Sand Hill Road, Building 4, Suite 245, Menlo Park, California 94025. If a Site is owned by more than one Owner, then such co-Owners shall designate, by written notice to the Association, a single Owner as their agent to receive notices hereunder, and any notice given to such designated Owner shall be deemed given to all the Owners of such Site. In the absence of any such designation, any notice given to any one of the co-Owners of a Site shall suffice as notice to all co-Owners.

     11.3. Interpretation.  The provisions of this Declaration shall be fairly
           --------------
construed so as to effectuate their purpose of creating and implementing a continuing uniform plan to facilitate the Association's performance of its obligations, assessment of the Owners for the costs and expenses paid or incurred by the Association, the creation and enforcement of liens to secure payment of such assessments, and the development of the Property as a business park of uniform quality and appearance. If any provison of this Declaration is, or is adjudged to be, unenforceable or invalid, the remainder shall continue in full force and effect. The heading contained in this Declaration are for the purpose of reference only, and are not an aid in the construction or interpretation of any provision hereof.

     IN WITNESS WHEREOF, Declarant has executed this Declaration on the date first above written.

                                       Declarant:

                                       KING & LYONS

                                EXHIBIT "A" to

            DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

                                      For
                                      ---
                             Bayside Business Park
                             ---------------------

Real property located in the City of Fremont, Alameda County, California, described as follows:

          A. Lots 1 through 38 and Lots 41 and 42 as shown on a map entitled "Bayside Business Park, Tract 5187", recorded in the Official Records of Alameda County, California, on June 11, 1984, in Book 145 of Maps, pages 6 through 16, inclusive.

          B. All that property conveyed to King & Lyons, a partnership, by grant deed recorded in the Official Records of Alameda County, California, on July 31, 1984, as instrument number 84-154424.

          C. Parcel 2 of Parcel Map 4703 recorded in the Official Records of Alameda County, California, on November 22, 1985, in Book 157 of Maps, pages 57 and 58.

                              EXTENSION AGREEMENT

     THIS EXTENSION AGREEMENT is entered into as of the 19th day of January, 1996, by and between SCI Limited Partnership-I, a Delaware Limited Partnership (formerly known as Bayside Spinnaker Partners I, a California Limited Partnership) (the "Landlord") and Interlink Computer Sciences Corporation, a California Corporation (the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 8th day of December, 1988, pursuant to which Landlord leased to Tenant certain premises located at 47370 Fremont Boulevard, Fremont, CA 94538 (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to extend the term of the Lease on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

     1. The term of the Lease is extended for sixty (60) months, such that the Lease shall terminate on the 31st day of December, 2000. All of the terms and conditions of the Lease shall remain in full force and effect during such extension period except that the Monthly Base Rent during such extension shall be as follows:

            January 1, 1996 - June 30, 1998     $18,240
            July 1, 1998 - December 31, 2000    $18,960

     2. As part of this Extension Agreement, Landlord shall construct the tenant improvements as described below:

            -- repaint interior (Paint to be White Opal for main areas and Colonial Sand for accent walls)
            -- new carpet throughout the office area (not including computer room) - carpet shall be DesignWeave New Barrymore, Montego. Carpet for the three conference rooms shall be DesignWeave Pinnacle, Forest.
            --  reseal warehouse floor
            --  remove fencing in warehouse area
            --  replace sinks and faucets in restrooms
            -- install wall and door to screen shower area in ladies restroom -- add additional lighting in shower areas
            -- new carpet and VCT in kitchen (Armstrong tile, Sand Rift White) -- mini blinds in kitchen area
            --  install three 36" wide overhead cabinets in kitchen area
            --  install three 110V duplex outlets in kitchen area
            -- provide $350 allowance for Aqua Group 25 gallon per day water filtration system.
            --  repair bubble in men's restroom counter top
            --  install icemaker line
            --  replace counter top in kitchen (Wilsonart, Opal Mix)
            -- provide overtime budget to accomplish re-painting and re-carpeting of the support area only (approximately
                6,000 square feet)

     Landlord shall provide supplemental Tenant Improvement allowance, 50% of the cost to retrofit the data center, not to exceed $12,500. This allowance shall be expended by September 1996 to provide retrofit of the data center. This shall be no means relieve Tenant of its responsibility of removing the data center upon Lease Termination as detailed in Paragraph 28.2 of the original Lease dated December 8, 1988. The actual amount expended by Landlord shall be paid back to Landlord together with interest at 11% per annum in equal monthly installments over the remaining lease term.

     3. Upon execution of this Extension, Tenant shall pay Landlord $720 which is the remaining rent due for January 1996.

     4. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect.

     5. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.